Exhibit 3.28

State of Delaware Secretary of State Division of Corporations Delivered 05:47 PM 03/20/2009 FILED 05:01 PM 03/20/2009 SRV 090289095 – 4667816 FILE

CERTIFICATE OF INCORPORATION

OF

CARLISLE HMA, INC.

ARTICLE I: The name of this corporation is Carlisle HMA, Inc.

ARTICLE II: The address of this corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III: The purpose of this corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Delaware General Corporation Law.

ARTICLE IV: The total number of shares of stock that this corporation is authorized to issue is one thousand shares of Common Stock (1,000) and the par value of each of such shares is $.0001.

ARTICLE V: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except For liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is hereafter amended to further reduce or to authorize, with the approval of the corporation’s stockholders, further reductions in the liability of the corporation’s directors for breach of fiduciary duty, then a director of the corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended.

To the extent permitted by applicable law, this corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duly to the corporation, its stockholders, and others.

Any repeal or modification of any of the foregoing provisions of this Article V shall be prospective and shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE VI: The incorporator is Timothy R. Parry and his mailing address is 5811 Pelican Bay Boulevard, Suite 500, Naples, FL 34108.

IN WITNESS WHEREOF, the undersigned as executed this Certificate of Incorporation of Carlisle HMA, Inc. as of the date first set forth below.

Dated: March 20, 2009

/s/ Timothy R. Parry
Timothy R. Parry, Incorporator

2

State of Delaware Secretary of State Division or Corporations Delivered 03:01 PM 03/23/2009 FILED 02:41 PM 03/23/2009 SRV 090292350 – 4667816 FILE

PLAN AND AGREEMENT OF MERGER

BETWEEN

CARLISLE HMA, INC.

(A DELAWARE CORPORATION)

AND

CARLISLE HMA, INC.

(A PENNSYLVANIA CORPORATION)

This Plan and Agreement of Merger, dated this 23RD day of March, 2009, is made pursuant to Section 1922 of the Business Corporation Law of the Commonwealth of Pennsylvania and Section 252 of the General Corporation Law of the state of Delaware, between Carlisle HMA, Inc., a Delaware corporation and Carlisle HMA, Inc., a Pennsylvania corporation.

WITNESSETH that:

WHEREAS, Carlisle HMA, Inc. is a corporation organized and existing under the laws of the State of Delaware, its Certificate of Incorporation having been filed in the Office of the Delaware Secretary of State on March 20, 2009; and

WHEREAS, Carlisle HMA, Inc. is a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, its Articles of Incorporation having been filed in the Office of the Pennsylvania Secretary of State on April 19, 2001; and

WHEREAS, the Board of Directors of each of the constituent corporations deems it advisable that Carlisle HMA, Inc., a Pennsylvania corporation, be merged into Carlisle HMA, Inc., a Delaware corporation, on the terms and conditions hereinafter set forth, in accordance with the applicable statutes of Delaware and Pennsylvania;

NOW, THEREFORE, the corporations, parties to this Agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of said merger and mode of carrying the same into effect as follows:

ARTICLE ONE

Pursuant to the provisions of the laws of the State of Delaware and the Commonwealth of Pennsylvania, Carlisle HMA, Inc., a Pennsylvania corporation, hereby merges itself into Carlisle HMA, Inc., a Delaware corporation, which shall be the surviving corporation.

ARTICLE TWO

The Certificate of Incorporation of Carlisle HMA, Inc., a Delaware corporation, is in effect on the date of the merger provided for in this Agreement and shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger.

ARTICLE THREE

The authorized capital stock of each constituent corporation which is a party to the merger is as follows:

(a) Carlisle HMA, Inc., a Delaware corporation, is authorized to issue 1,000 shares of common stock with a par value of $.0001 per share, of which 1,000 shares are issued and outstanding and entitled to vote. The number of such shares is not subject to change prior to the effective date of the merger.

(b) Carlisle HMA, Inc., a Pennsylvania corporation, is authorized to issue 10,000 shares of common stock with a par value of $.0001 per share, of which 10,000 shares are issued and outstanding and entitled to vote. The number of such shares is not subject to change prior to the effective date of the merger.

ARTICLE FOUR

The manner of converting the outstanding shares of the capital stock of each of the constituent corporations into shares or other securities of the surviving corporation shall be as follows:

(a) Each share of common stock of Carlisle HMA, Inc., a Delaware corporation, which shall be issued and outstanding immediately prior to the effective date of this Agreement, shall remain issued and outstanding.

(b) Each outstanding common share of Carlisle HMA, Inc., a Pennsylvania corporation, outstanding immediately prior to the effective date of the merger shall be automatically cancelled and extinguished and converted into and become the right to receive one (1) common share of Carlisle HMA, Inc., a Delaware corporation.

(c) After the effective date of this Agreement, each holder of an outstanding certificate representing shares of common stock of the merged corporation shall surrender the same to the surviving corporation and each such holder shall be entitled upon such surrender to receive the number of shares of common stock of the surviving corporation on the basis provided herein. Until so surrendered, the outstanding shares of stock of the merged corporation to be converted into the stock of the surviving corporation as provided herein, may be treated by the surviving corporation for all corporate purposes as evidencing the ownership of shares of the surviving corporation as though said surrender and exchange had taken place. After the effective date of this Agreement, each registered owner of any uncertificated shares of common stock of the merged corporation shall have said shares of cancelled and said registered owner shall be entitled to the number of common shares of the surviving corporation on the basis provided herein.

ARTICLE FIVE

The terms and conditions of the merger are as follows:

(a) The by-laws of Carlisle HMA, Inc., a Delaware corporation, as they shall exist on the effective date of this Agreement shall be and remain the by-laws of the surviving corporation until the same shall be altered, amended and repealed as therein provided.

(b) The directors and officers of Carlisle HMA, Inc., a Delaware corporation, shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and qualified.

(c) This merger shall become effective upon filing with the Secretary of State of Delaware.

(d) Upon the merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the merged corporation shall be transferred to, vested in and devolve upon the surviving corporation without further act or deed and all property, rights, and every other interest of the surviving corporation and the merged corporation shall be as effectively the property of the surviving corporation as they were of the surviving corporation and the merged corporation respectively. The merged corporation hereby agrees from time to time, as and when requested by the surviving corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the surviving corporation may deem to be necessary or desirable in order to vest in and confirm to the surviving corporation title to and possession of any property of the merged corporation acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of the merged corporation and the proper officers and directors of the surviving corporation are fully authorized in the name of the merged corporation or otherwise to take any and all such action.

****

IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors have caused these presents to be executed by the Senior Vice President of each party hereto as the respective act, deed and agreement of said corporations on this 23RD day of MARCH, 2009.

CARLISLE HMA, INC.
a Delaware corporation

By:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President

CARLISLE HMA, INC.
a Pennsylvania corporation

By:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President

Secretary’s Certificate

I, Timothy R. Parry, Secretary of Carlisle HMA, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such Secretary, that the Plan and Agreement of Merger to which this Certificate is attached, after having been first duly signed on behalf of the said corporation and having been signed on behalf of Carlisle HMA, Inc., a corporation of the Commonwealth of Pennsylvania, was duly adopted pursuant to Section 228 of the General Corporation Law of the State of Delaware by the written consent of sole shareholder of the corporation, which Plan and Agreement of Merger was thereby adopted as the act of the sole shareholder of Carlisle HMA, Inc., a Pennsylvania corporation, and is the duly adopted agreement and act of the said corporation.

WITNESS, my hand on this 23RD day of MARCH, 2009.

CARLISLE HMA, INC.
a Delaware corporation

By:	/s/ Timothy R. Parry
Timothy R. Parry, Secretary

Entity #: 3870473 Date Filed: 03/23/2009 Pedro A. Cortés Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Articles/Certificate of Merger
(15 Pa.C.S.)

☒	Domestic Business Corporation (§ 1926)
☐	Domestic Nonprofit Corporation (§ 5926)
☐	Limited Partnership (§ 8547)

Document will be returned to the name and address you enter to the left. Ü

Fee:	$150 plus $40 additional for each Party in additional to two

In compliance with the requirements of the applicable provisions (relating to articles of merger or consolidation), the undersigned, desiring to effect a merger, hereby state that:

1.	The name of the corporation/limited partnership surviving the merger is: Carlisle HMA, Inc. (a Delaware corporation)

2.	Check and complete one of the following:
☐

The surviving corporation/limited partnership is a domestic business/nonprofit corporation/limited partnership and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

	(a) Number and Street	City	State	Zip	County

	(b) Name of Commercial Registered Office Provider				County
c/o
☒

The surviving corporation/limited partnership is a qualified foreign business/nonprofit corporation /limited partnership incorporated/formed under the laws of Delaware and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

	(a) Number and Street	City	State	Zip	County

	(b) Name of Commercial Registered Office Provider				County
c/o	CT Corporation System				Cumberland

☐

The surviving corporation/limited partnership is a nonqualified foreign business/nonprofit corporation/limited partnership incorporated/formed under the laws of                      and the address of its principal office under the laws of such domiciliary jurisdiction is:

	Number and Street		City	State	Zip

DSCB: 15-1926/5926/8547-2

3.      The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business/nonprofit corporation/limited partnership and qualified foreign business/nonprofit corporation/limited partnership which is a party to the plan of merger are as follows;

         Name                 Registered Office Address                Commercial Registered Office Provider                County

 Carlisle HMA, Inc. (PA corp.) c/o CT Corporation System                                                                         Cumberland

4.	Check, and if appropriate complete, one of the following:
☒	The plan of merger shall be effective upon filing these Articles/Certificate of Merger in the Department of State.
☐	The plan of merger shall be effective on: at . Date Hour

5.      The manner in which the plan of merger was adopted by each domestic corporation/limited partnership is as follows:

         Name                                                                                              Manner of Adoption

  Carlisle HMA, Inc. (PA corp.)                                    Adopted by the Sole Shareholder and Board of Directors

6.      Strike out this paragraph if no foreign corporation/limited partnership is a party to the merger.

         The plan was authorized, adopted or approved, as the case may be, by the foreign business/nonprofit corporation/limited partnership (or each of the foreign business/nonprofit corporations/limited partnerships) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated/organized.

7.	Check, and if appropriate complete, one of the following:
☒	The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.
☐

Pursuant to 15 Pa.C.S. § 1901/§ 8547(b) (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative provisions of the Articles of Incorporation/Certificate of Limited Partnership of the surviving corporation/limited partnership as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a party hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation/limited partnership, the address of which is.

Number and street City State Zip County

DSCB: 15-1926/5926/8547-3

IN TESTIMONY WHEREOF, the undersigned corporation/limited partnership has caused these Articles/Certificate of Merger to be signed by a duly authorized officer thereof this 23RD day of March, 2009.

Carlisle HMA, Inc. (a PA corporation)
Name of Corporation/Limited Partnership

/s/ Timothy R. Parry
Signature

Senior Vice President
Title

Carlisle HMA, Inc. (a DE corporation)
Name of Corporation/Limited Partnership

/s/ Timothy R. Parry
Signature

Senior Vice President
Title

EXHIBIT A

PLAN AND AGREEMENT OF MERGER

BETWEEN

CARLISLE HMA, INC.

(A DELAWARE CORPORATION)

AND

CARLISLE HMA, INC.

(A PENNSYLVANIA CORPORATION)

This Plan and Agreement of Merger, dated this 23RD day of March, 2009, is made pursuant to Section 1922 of the Business Corporation Law of the Commonwealth of Pennsylvania and Section 252 of the General Corporation Law of the state of Delaware, between Carlisle HMA, Inc., a Delaware corporation and Carlisle HMA, Inc., a Pennsylvania corporation.

WITNESSETH that;

WHEREAS, Carlisle HMA, Inc. is a corporation organized and existing under the laws of the State of Delaware, its Certificate of Incorporation having been filed in the Office of the Delaware Secretary of State on March 20, 2009; and

WHEREAS, Carlisle HMA, Inc. is a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, its Articles of Incorporation having been filed in the Office of the Pennsylvania Secretary of State on April 19, 2001; and

WHEREAS, the Board of Directors of each of the constituent corporations deems it advisable that Carlisle HMA, Inc., a Pennsylvania corporation, be merged into Carlisle HMA, Inc., a Delaware corporation, on the terms and conditions hereinafter set forth, in accordance with the applicable statutes of Delaware and Pennsylvania;

NOW, THEREFORE, the corporations, parties to this Agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of said merger and mode of carrying the same into effect as follows:

ARTICLE ONE

Pursuant to the provisions of the laws of the State of Delaware and the Commonwealth of Pennsylvania, Carlisle HMA, Inc., a Pennsylvania corporation, hereby merges itself into Carlisle HMA, Inc., a Delaware corporation, which shall be the surviving corporation.

ARTICLE TWO

The Certificate of Incorporation of Carlisle HMA, Inc., a Delaware corporation, is in effect on the date of the merger provided for in this Agreement and shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger.

ARTICLE THREE

The authorized capital stock of each constituent corporation which is a party to the merger is as follows:

(a) Carlisle HMA, Inc., a Delaware corporation, is authorized to issue 1,000 shares of common stock with a par value of $.0001 per share, of which 1,000 shares are issued and outstanding and entitled to vote. The number of such shares is not subject to change prior to the effective date of the merger.

(b) Carlisle HMA, Inc., a Pennsylvania corporation, is authorized to issue 10,0 shares of common stock with a par value of $.0001 per share, of which 10,000 shares are issued and outstanding and entitled to vote. The number of such shares is not subject to change prior to the effective date of the merger.

ARTICLE FOUR

The manner of converting the outstanding shares of the capital stock of each of the constituent corporations into shares or other securities of the surviving corporation shall be as follows:

(a) Each share of common stock of Carlisle HMA, inc., a Delaware corporation, which shall be issued and outstanding immediately prior to the effective date of this Agreement, shall remain issued and outstanding.

(b) Each outstanding common share of Carlisle HMA, Inc,, a Pennsylvania corporation, outstanding immediately prior to the effective date of the merger shall be automatically cancelled and extinguished and converted into and become the right to receive one (1) common share of Carlisle HMA, Inc., a Delaware corporation.

(c) After the effective date of this Agreement, each holder of an outstanding certificate representing shares of common stock of the merged corporation shall surrender the same to the surviving corporation and each such holder shall be entitled upon such surrender to receive the number of shares of common stock of the surviving corporation on the basis provided herein. Until so surrendered, the outstanding shares of stock of the merged corporation to be converted into the stock of the surviving corporation as provided herein, may be treated by the surviving corporation for all corporate purposes as evidencing the ownership of shares of the surviving corporation as though said surrender and exchange had taken place. After the effective date of this Agreement, each registered owner of any uncertificated shares of common stock of the merged corporation shall have said shares of cancelled and said registered owner shall be entitled to the number of common shares of the surviving corporation on the basis provided herein.

ARTICLE FIVE

The terms and conditions of the merger are as follows:

(a) The by-laws of Carlisle HMA, Inc., a Delaware corporation, as they shall exist on the effective date of this Agreement shall be and remain the by-laws of the surviving corporation until the same shall be altered, amended and repealed as therein provided.

(b) The directors and officers of Carlisle HMA, Inc., a Delaware corporation, shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and qualified.

(c) This merger shall become effective upon filing with the Secretary of State of Delaware.

(d) Upon the merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the merged corporation shall be transferred to, vested in and devolve upon the surviving corporation without further act or deed and all property, rights, and every other interest of the surviving corporation and the merged corporation shall be as effectively the property of the surviving corporation as they were of the surviving corporation and the merged corporation respectively. The merged corporation hereby agrees from time to time, as and when requested by the surviving corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the surviving corporation may deem to be necessary or desirable in order to vest in and confirm to the surviving corporation title to and possession of any property of the merged corporation acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of the merged corporation and the proper officers and directors of the surviving corporation are fully authorized in the name of the merged corporation or otherwise to take any and all such action.

****

IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors have caused these presents to be executed by the Senior Vice President of each party hereto as the respective act, deed and agreement of said corporations on this 23RD day of MARCH, 2009.

CARLISLE HMA, INC.
a Delaware corporation

By:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President

CARLISLE HMA, INC,
a Pennsylvania corporation

By:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President

State of Delaware Secretary of State Division of Corporations Delivered 04:11 PM 03/25/2009 FILED 04:11 PM 03/25/2009 SRV 090301612 – 4667816 FILE

STATE OF DELAWARE CERTIFICATE OF CONVERSION FROM A

CORPORATION TO A LIMITED LIABILITY COMPANY PURSUANT

TO SECTION 18-214 OF THE LIMITED LIABILITY ACT

1. The jurisdiction where the Corporation first formed is Delaware.

2. The jurisdiction immediately prior to filing this Certificate is Delaware.

3. The date the corporation first formed is March 20, 2009.

4. The name of the Corporation immediately prior to filing this Certificate is Carlisle HMA, Inc.

5. The name of the Limited Liability Company as set forth in the Certificate of Formation is Carlisle HMA, LLC.

IN WITNESS WHEREOF, the undersigned executes this Certificate on the 25th day of March, 2009.

/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President and Secretary

State of Delaware Secretary of State Division of Corporations Delivered 04:11 PM 03/25/2009 FILED 04:11 PM 03/25/2009 SRV 090301612 – 4667816 FILE

STATE of DELAWARE

LIMITED LIABILITY COMPANY

CERTIFICATE of FORMATION

First: The name of the limited liability company is Carlisle HMA, LLC.

Second: The address of its registered office in the State of Delaware is: Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

Third: This Certificate of Formation shall be effective on upon filing.

IN WITNESS WHEREOF, the undersigned, as the sole member of Carlisle HMA, LLC has executed this Certificate of Formation of Carlisle HMA, LLC this 25th day of March, 2009.

HEALTH MANAGEMENT ASSOCIATES, INC. Sole Member

BY:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President and Secretary

Entity #: 3870482 Date Filed: 03/23/2009 Pedro A. Cortés Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Certificate of Organization

Domestic Limited Liability Company

(15 Pa.C.S. § 8913)

Document will be returned to the name and address you enter to the left. Ü

Fee:	$125

In compliance with the requirements of 15 Pa.C.S. § 8913 (relating to certificate of organization), the undersigned desiring to organize a limited liability company, hereby certifies that:

1.	The name of the limited liability company (designator is required, i.e., “company”, “limited” or “limited liability company” or abbreviation); Carlisle HMA, LLC

2.	The (a) address of the limited liability company’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

	(a) Number and Street	City	State	Zip	County

	(b) Name of Commercial Registered Office Provider				County
c/o: C T Corporation System Cumberland

3.	The name and address, including street and number, if any, of each organizer is (all organizers must sign on page 2); Name Address
Timothy R. Parry 5811 Pelican Bay Blvd., Suite 500, Naples, FL 34108

DSCB: 15-8913-2

4.	~~Strike out if inapplicable term~~ A member’s interest in the company is to be evidenced by a certificate of membership interest.

5.	~~Strike out if inapplicable:~~ Management of the company is vested in a manager or managers.

6.	The specified effective date, if any is: . month date year hour, if any

7.	~~Strike out if inapplicable: The company is a restricted professional company organized to render the following restricted professional service(s):~~
NA

8.	~~For additional provisions of the certificate, if any, attach an 8 1/2 x 11 sheet.~~

IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this 23RD day of MARCH, 2009.

/s/ Timothy R. Parry
Signature

Signature

Signature

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU
Consent to Appropriation of Name (19 Pa.Code § 17.2)

Pursuant to 19 Pa. Code § 17.2 (relating to appropriation of the name of a senior corporation) the undersigned association, desiring to consent to the appropriation of its name by another association, hereby certifies that:

1. The name of the association executing this Consent of Name is:
Carlisle HMA, Inc. (a DE corporation qualified in PA)

2.       The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

          (a)    Number and Street                                    City                       State                       Zip                      County

(b) Name of Commercial Registered Office Provider County
c/o C T Corporation System Cumberland

3. The date of its incorporation or other organization is:

4. The statute under which it was incorporated or otherwise organized is:

5. The association(s) entitled to the benefit of this Consent of Name is(are):
Carlisle HMA, LLC (a PA limited liability company)

6. The consenting association is about to (check one);

Change its name Cease to do business X Withdraw from doing business in PA Is being wound up

IN TESTIMONY WHEREOF, the undersigned association has caused this consent to be signed by a duly authorized officer thereof this 23RD day of MARCH, 2009.

/s/ Timothy R. Parry
Signature

Senior Vice President
Title

State of Delaware Secretary of State Division of Corporations Delivered 07:14 PM 03/26/2009 FILED 06:40 PM 03/26/2009 SRV 090307476 – 4667816 FILE

STATE OF DELAWARE CERTIFICATE OF MERGER OF A

DOMESTIC LIMITED LIABILITY COMPANY INTO A

FOREIGN LIMITED LIABILITY COMPANY

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.

First: The name of the surviving limited liability company is Carlisle HMA, LLC, a Pennsylvania limited liability company.

Second: The jurisdiction in which this limited liability company was formed is Pennsylvania.

Third: The name of the limited liability company being merged into Carlisle HMA, LLC is Carlisle HMA, LLC, a Delaware limited liability company.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which are to merge or consolidate.

Fifth: The name of the surviving foreign limited liability company is Carlisle HMA, LLC.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving foreign limited liability company and the address thereof is: 5811 Pelican Bay Blvd., Suite 500, Naples, FL 34108.

Seventh: A copy of the agreement of merger or consolidation will be furnished by Carlisle HMA, LLC, the surviving Pennsylvania limited liability company, on request and without cost, to any member of Carlisle HMA, LLC, a Delaware limited liability company.

Eighth: Carlisle HMA, LLC, a Pennsylvania limited liability company and the surviving foreign limited liability company, agrees that it may be served with process in the State of Delaware in any action, suit or proceeding for the enforcement of any obligation of Carlisle HMA, LLC, the domestic limited liability company which is merging, irrevocably appointing the Secretary of State as its agent to accept service of process in any such action, suit or proceeding and the address to which a copy of such process shall be mailed to by the Secretary of State is: 5811 Pelican Bay Blvd., Suite 500, Naples, FL 34108.

****

IN WITNESS WHEREOF, said Carlisle HMA, LLC, a Pennsylvania limited liability company, has caused this Certificate of Merger to be signed as of the 25th day of March, 2009.

Carlisle HMA, LLC (a Pennsylvania limited liability company)

By:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President

Entity #: 3870482 Date Filed: 03/26/2009 Pedro A. Cortés Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Certificate of Merger or Consolidation

Limited Liability Company

(15 Pa. C.S. § 8958)

Document will be returned to the name and address you enter to the left. Ü

Fee: $150 plus $40 additional for each party in addition to two

In compliance with the requirements of the 15 Pa.C.S. § 8958 (relating to articles of merger or consolidation), the undersigned limited liability company(s), desiring to effect a merger or consolidation, hereby state that:

1. The name of the limited liability company surviving the merger or consolidation is: Calisle HMA, LLC (a PA limited liability company)

2.	Check and complete one of the following:
☒

The surviving limited liability company is a domestic limited liability company and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

	(a) Number and Street	City	State	Zip	County

	(b) Name of Commercial Registered Office Provider				County
c/o: CT Corporation System Cumberland
☐

The surviving limited liability company is a qualified foreign limited liability company formed under the laws of          and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

	(a) Number and Street	City	State	Zip	County

	(b) Name of Commercial Registered Office Provider				County
c/o:

☐

The surviving limited liability company is a nonqualified foreign limited liability company formed under the laws of          and the address of its principal office under the laws of such domiciliary jurisdiction is:

	Number and Street	City	State	Zip

DSCB:15-8958-2

3.      The name and the address of the current registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic limited liability company and qualified foreign limited liability company which is a party to the plan of merger or consolidation are as follows:

         Name                 Registered Office Address                Commercial Registered Office Provider                County

         CARLISLE HMA, LLC                                                                  ( NON-QUALIFIED)

4.	Check, and if appropriate complete, one of the following:
☒	The plan of merger or consolidation shall be effective upon filing these Articles of Merger in the Department of State.
☐	The plan of merger or consolidation shall be effective on: at . Date Hour

5.      The manner in which the plan of merger or consolidation was adopted by each domestic limited liability company is as follows:

         Name of Limited Liability Company                                                         Manner of Adoption

  Carlisle HMA, LLC (a PA limited liability company)                                    Adopted by the Sole Member

6.      Strike out this paragraph if no foreign limited liability company is a party to the merger or consolidation:

The plan was authorized, adopted or approved, as the case may be, by the foreign limited liability company (or each of the foreign limited liability companies) party to the plan in accordance with the laws of the jurisdiction in which it is organized.

7.	Check, and if appropriate complete, one of the following:
☒	The plan of merger or consolidation is set forth in full in Exhibit A attached hereto and made a part hereof.
☐

Pursuant to 15 Pa.C.S. § 8958 (b) (relating to omission of certain provisions of plan of merger or consolidation) the provisions, if any, of the plan of merger or consolidation that amend or constitute the operative Certificate of Organization of the surviving limited liability company as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger or consolidation is on file at the principal place of business of the surviving limited liability company, the address of which is:

Number and street City State Zip County

DSCB: 15-8958-3

IN TESTIMONY WHEREOF, the undersigned limited liability company has caused this Certificate of Merger or Consolidation to be signed by a duly authorized member or manager thereof this

25th day of March, 2009.

Carlisle HMA, LLC (a PA LLC)
Name of Limited Liability Company

/s/ Timothy R. Parry
Signature Senior Vice President
Title

Carlisle HMA, LLC (a DE LLC)
Name of Limited Liability Company

/s/ Timothy R. Parry
Signature Senior Vice President
Title

Exhibit A

PLAN OF MERGER

BETWEEN

CARLISLE HMA, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

AND

CARLISLE HMA, LLC

(A PENNSYLVANIA LIMITED LIABILITY COMPANY)

This Plan and Agreement of Merger, dated as of the      day of March, 2009, is made pursuant to Section 8957 of the Pennsylvania Limited Liability Company Act, between Carlisle HMA, LLC, a Delaware limited liability company and Carlisle HMA, LLC, a Pennsylvania limited liability company.

WITNESSETH that:

WHEREAS, Carlisle HMA, LLC is a limited liability company organized and existing under the laws of the State of Delaware, its Certificate of Formation having been filed in the Office of the Delaware Secretary of State on March 25, 2009 (together with a Certificate of Conversion of Carlisle HMA, Inc., converting such corporation to a limited liability company, Carlisle HMA, LLC); and

WHEREAS, Carlisle HMA, LLC is a limited liability company organized and existing under the laws of the Commonwealth of Pennsylvania, its Certificate of Organization having been filed in the Pennsylvania Department of State Corporation Bureau on March 23, 2009; and

WHEREAS, the Sole Member of each constituent limited liability company deems it advisable that Carlisle HMA, LLC, a Delaware limited liability company, be merged into Carlisle HMA, LLC, a Pennsylvania limited liability company, on the terms and conditions hereinafter set forth, in accordance with the applicable statutes of Delaware and Pennsylvania;

NOW, THEREFORE, the limited liability companies, parties to this Agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of said merger and mode of carrying the same into effect as follows:

ARTICLE ONE

Pursuant to the provisions of the laws of the State of Delaware and the Commonwealth of Pennsylvania, Carlisle HMA, LLC, a Delaware limited liability company, hereby merges into Carlisle HMA, LLC, a Pennsylvania limited liability company, which shall be the surviving limited liability company.

ARTICLE TWO

The Certificate of Organization of Carlisle HMA, LLC, a Pennsylvania limited liability company, as heretofore amended, is in effect on the date of the merger provided for in this Agreement and shall continue in full force and effect as the Certificate of Organization of the limited liability company surviving this merger.

ARTICLE THREE

The authorized ownership of each limited liability company which is a party to the merger is as follows:

(a) The Sole Member of Carlisle HMA, LLC, a Delaware limited liability company, Health Management Associates, Inc., a Delaware corporation, owns a 100% membership interest in Carlisle HMA, LLC, a Delaware limited liability company. The 100% membership interest is not subject to change prior to the effective date of the merger.

(b) The Sole Member of Carlisle HMA, LLC, a Pennsylvania limited liability company, Health Management Associates, Inc., a Delaware Corporation, owns a 100% membership interest in Carlisle HMA, LLC, a Pennsylvania limited liability company. The 100% membership interest is not subject to change prior to the effective date of the merger.

ARTICLE FOUR

The manner of converting the ownership units of each constituent limited liability company into units or other securities of the surviving limited liability company shall be as follows:

(a) The 100% membership interest in Carlisle HMA, LLC, a Pennsylvania limited liability company, owned by the sole member immediately prior to the effective date of this Agreement shall remain a 100% membership interest owned by the sole member.

(b) The 100% membership interest in Carlisle HMA, LLC, a Delaware limited liability company, owned by the sole member immediately prior to the effective date of this Agreement shall be merged into the membership interest of the survivor limited liability company.

ARTICLE FIVE

The terms and conditions of the merger are as follows:

(a) The Operating Agreement of Carlisle HMA, LLC, a Pennsylvania limited liability company, as it shall exist on the effective date of this Agreement shall be and remain the operating agreement of the surviving limited liability company until the same shall be altered, amended and repealed as therein provided.

(b) The officers of Carlisle HMA, LLC, a Pennsylvania limited liability company, shall continue in office until the Manager of Carlisle HMA, LLC, a Pennsylvania limited liability company, shall elect new officers.

(c) The manager of Carlisle HMA, LLC, a Pennsylvania limited liability company, shall continue as Manager until the members of Carlisle HMA, LLC, a Pennsylvania limited liability company, shall appoint a new manager.

(d) This merger shall become effective upon filing with the Pennsylvania Department of State Corporation Bureau.

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(e) Upon the merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the merged limited liability company shall be transferred to, vested in and devolve upon the surviving limited liability company without further act or deed and all property, rights, and every other interest of the surviving limited liability company and the merged limited liability company shall be as effectively the property of the surviving limited liability company as they were of the surviving limited liability company and the merged limited liability company respectively. The merged limited liability company hereby agrees from time to time, as and when requested by the surviving limited liability company or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the surviving limited liability company may deem to be necessary or desirable in order to vest in and confirm to the surviving limited liability company title to and possession of any property of the merged limited liability company acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers of the merged limited liability company and the proper officers of the surviving limited liability company are fully authorized in the name of the merged limited liability company or otherwise to take any and all such action.

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IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their Sole Member have caused these presents to be executed by the Senior Vice President of each party hereto as the respective act, deed and agreement of said limited liability company on this 25th day of March, 2009.

CARLISLE HMA, LLC (a Delaware limited liability company)

By:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President

CARLISLE HMA, LLC (a Pennsylvania limited liability company)

By:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President

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